UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2000

                               POWER KIOSKS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                      000-27769                65-0522144
----------------------------      ----------------        -------------------
(State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                 file number)         Identification No.)


181 Whitehall Drive
Markham, Ontario, Canada                                        L3R 9T1
--------------------------------------                       -------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (905) 948-9600
                                                      ----------------

                       f/k/a ALTERNATE ACHIEVEMENTS, INC.
                        222 Lakeview Avenue, PMB 160-435
                            West Palm Beach, FL 33401
        ----------------------------------------------------------------
          (Former name or former address, if changes since last report)




Copy of Communications to:
                                        Mintmire & Associates
                                        265 Sunrise Avenue
                                        Suite 204
                                        Palm Beach, FL 33480
                                        (561) 832-5696

ITEM 5.           OTHER EVENTS.

     On February 23, 2000, Alternate Achievements, Inc. n/k/a Power Kiosks, Inc., a Florida corporation (the "Company"), and Power Photo Kiosks, Inc., a Canadian corporation, and the individual holders of all of the outstanding capital stock of Power Photo Kiosks, Inc. (the "Holders") consummated a reverse acquisition (the "Reorganization") pursuant to a certain Share Exchange Agreement ("Agreement") of such date. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding shares of common stock of Power Photo Kiosks, Inc. in exchange for 3,000,000 Shares of common stock of the Company. The reorganization is being accounted for as a reverse acquisition.

     Simultaneously with the closing of the Reorganization, the then officer and director of the Company tendered his resignation in accordance with the terms of the Agreement. Terry Cooke and Allan Turowetz were elected to serve on the Board of Directors of the Company (the "Board"). The Board subsequently appointed Terry Cooke as Chairman of the Board and President and Allan Turowetz as the Vice-President of the Company.

     The Company also announced approval of the amendment of its Articles of Incorporation in order to change the name of the Company from Alternate Achievements, Inc. to Power Kiosks, Inc. Prior to the reorganization the Company effected a forward split of its common stock at the rate of 2.78 to 1, for holders of record on February 22, 2000, with distribution effective March 1, 2000. Total issued and outstanding stock following the forward split and after effecting the Share Exchange Agreement is 4,390,000.

     Copies of the Agreement are filed herewith as Exhibit 2.1, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

         (4) Financial statements of Power Photo Kiosks, Inc., a Canadian corporation, will be filed by amendment to this Form 8-K not later than sixty
(60) days from the filing of this report.

(b)  Pro forma financial information.

         (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(c)  Exhibits

Exhibit 2.1 Share Exchange Agreement between Alternate Achievements, Inc. n/k/a Power Kiosks, Inc. and Power Photo Kiosks, Inc. dated February 23, 2000.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   POWER KIOSKS, INC.
                                     (Registrant)

Date:    March 9, 2000        By:    /s/ Terry Cooke
                                   ------------------------------
                                   Terry Cooke, President and Chairman